Exhibit 99.2

Fourth Quarter and Full Year 2024 Earnings Presentation March 31, 2025

Disclaimers and Forward - Looking Statements The information contained in this presentation should be viewed in conjunction with the earnings conference call of Chicago Atlantic BDC, Inc . (the “Company”) (Nasdaq : LIEN) held on March 31 , 2025 , and the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2024 . The information contained herein may not be used, reproduced or distributed to others, in whole or in part, for any other purpose without the prior written consent of the Company . This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy the Company’s common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction . Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by the Company or as legal, accounting or tax advice . An investment in securities of the type described herein presents certain risks . Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance . Information regarding performance by the Company’s management team and their affiliates is presented for informational purposes only . You should not rely on the historical record of the Company’s management team and their affiliates as indicative of the future performance of an investment in the Company or the returns the Company will, or is likely to, generate going forward . Certain information contained herein has been derived from sources prepared by third parties . While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information . This presentation contains references to trademarks and service marks belonging to other entities . Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® or symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names . The Company does not intend its use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of the Company by, any other companies . The information contained in this presentation is summary information that is intended to be considered in the context of other public announcements that the Company may make, by press release or otherwise, from time to time . The Company undertakes no duty or obligation to publicly update or revise the information contained in this presentation, except as required by law . These materials contain information about the Company, certain of its personnel and affiliates and its historical performance . You should not view information related to the past performance of the Company as indicative of the Company’s future results, the achievement of which cannot be assured . Past performance does not guarantee future results, which may vary. The value of investments and the income derived from inve stm ents will fluctuate and can go down as well as up. A loss of principal may occur. Some of the statements in this presentation constitute forward - looking statements because they relate to future events, future performance or financial condition of the Company or the Loan Portfolio Acquisition (as defined below) . The forward - looking statements may include statements as to : future operating results of the Company and distribution projections ; business prospects of the Company and the prospects of its portfolio companies ; and the impact of the investments that the Company expects to make . In addition, words such as “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward - looking statements, although not all forward - looking statements include these words . The forward - looking statements contained in this presentation involve risks and uncertainties . Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with ( i ) the ability to realize the anticipated benefits of the Loan Portfolio Acquisition ; ( i i ) risks related to diverting management’s attention from ongoing business operations ; (iii) the risk that stockholder litigation in connection with the Loan Portfolio Acquisition may result in significant costs of defense and liability ; (iv) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates ; (v) risks associated with possible disruption in the operations of the Company or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflict between Russia and Ukraine and the current conflict between Israel and Hamas), natural disasters or global health pandemics, such as the COVID - 19 pandemic ; (vi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) ; (vii) changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of the Company’s assets ; (viii) elevating levels of inflation, and its impact on the Company, on its portfolio companies and on the industries in which it invests ; (ix) the Company’s plans, expectations, objectives and intentions, as a result of the Loan Portfolio Acquisition ; (x) the future operating results and net investment income projections of the Company ; (xi) the ability of the Adviser (as defined below) to locate suitable investments for the Company and to monitor and administer its investments ; (xii) the ability of the Adviser or its affiliates to attract and retain highly talented professionals ; (xiii) the business prospects of the Company and the prospects of its portfolio companies ; (xiv) the impact of the investments that the Company expects to make ; (xv) the expected financings and investments and additional leverage that the Company may seek to incur in the future ; (xvi) conditions in the Company’s operating areas, particularly with respect to business development companies or regulated investment companies ; (xvii) the realization generally of the anticipated benefits of the Loan Portfolio Acquisition and the possibility that the Company will not realize those benefits, in part or at all ; (xviii) the performance of the loans included in the Loan Portfolio (as defined below), and the possibility of defects or deficiencies in such loans notwithstanding the diligence performed by the Company and its advisors ; (xix) the ability of the Company to realize cost savings and other management efficiencies in connection with the Loan Portfolio Acquisition as anticipated ; (xx) the reaction of the trading markets to the Loan Portfolio Acquisition and the possibility that a more liquid market or more extensive analyst coverage will not develop for the Company as anticipated ; (xxi) the reaction of the financial markets to the Loan Portfolio Acquisition and the possibility that the Company will not be able to raise capital as anticipated ; (xxii) the strategic, business, economic, financial, political and governmental risks and other risk factors affecting the business of the Company and the companies in which it is invested as described in the Company’s public filings with the Securities and Exchange Commission (the “SEC”) ; and (xxiii) other considerations that may be disclosed from time to time in the Company’s publicly disseminated documents and filings . The Company has based the forward - looking statements included in this presentation on information available to it on the date of this presentation, and it assumes no obligation to update any such forward - looking statements . Although the Company undertakes no obligation to revise or update any forward - looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that the Company may make directly to you or through reports that the Company in the future may file with the SEC, including annual reports on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Form 8 - K . 2

» Chicago Atlantic BDC, Inc . (NASDAQ : LIEN) (the “Company”) is externally managed by Chicago Atlantic BDC Advisers, LLC (the “Adviser”) » The Company acquired a portfolio of loans (the “Loan Portfolio”) from Chicago Atlantic Loan Portfolio, LLC on October 1 , 2024 (the “Loan Portfolio Acquisition”) » The Adviser, a majority - owned subsidiary of Chicago Atlantic Group, LP (together with its affiliates, “Chicago Atlantic”), is an SEC - registered investment adviser and works with its clients to originate, underwrite and deploy first - lien, senior - secured fixed and floating rate debt primarily to the cannabis industry’s most established operators and to other niche companies overlooked by the broader market » The Adviser focuses on opportunities that are time - sensitive, highly complex or in dislocated sectors where risk is fundamentally mispriced with attractive risk - adjusted returns » Seasoned investment team with decades of multi - sector experience across market cycles and complex legal and regulatory frameworks in credit, special situations, equities, distressed and emerging market debt » Access to Chicago Atlantic’s leading lending platform as lead or co - lead arranger, and its proprietary sourcing network and direct originations team Chicago Atlantic BDC, Inc. ~$644M active pipeline under evaluation (1) $2.6B+ in loans closed since platform inception (1) 140+ loans closed across platform (1) $ 275 M total portfolio investment value (2) 16.5 % gross weighted - average yield of Company debt investments (2) 100% of current Company debt investments are senior secured (2) 1. As of 12/31/24. Includes all loans closed and active pipeline across the Chicago Atlantic platform. Active pipeline under evaluation includes potential syndications and represents the active pipeline under evaluation of Chicago Atlantic. 2. As of 12/31/24; see page 10 for information regarding the calculation of Gross Weighted Average Portfolio Yield on Debt Investments (“Portfolio Yield”) and Total Portfolio Investment Value. 3 3

Investment Highlights » Strong credit metrics » Only BDC that is primarily focused on the cannabis industry » All debt investments are senior secured » 80% of the portfolio are floating rate loans, and almost all have floors » Recently closed $100 million senior secured revolving credit facility, which has not been drawn upon to date » Part of the largest cannabis focused investment platform A DIFFERENTIATED BDC » Focus on highly complex and highly regulated industries underserved by other capital providers » Direct lending against cash flows and multiple types of collateral in cannabis and the lower middle - market creates a large addressable market » Pricing and structuring power with high barriers to entry FOCUS ON UNDERSERVED SECTORS » Uncorrelated, idiosyncratic credit opportunity in cannabis » Other BDCs and private credit funds tend to overlap on sponsor - backed, middle - market lending with similar risk profiles and catalysts » Seek alpha where few capital providers with requisite expertise are present DIVERSIFIED SOURCE OF CREDIT ALPHA 4

Experienced Credit and Cannabis Leadership Team S COTT G ORDON Executive Chairman & Co - CIO U MESH M AHAJAN Co - CIO and Secretary » Former Partner, CFO and Co - Head Credit of Silver Spike Capital » 29 - year career in credit, special situations and distressed investing » Former Managing Director at Ascribe Capital, an opportunistic credit investing fund » Former Managing Director at Bank of America Merrill Lynch in principal investing and special situations » Former member of J.P. Morgan’s investment banking team in Asia P ETER S ACK CEO » Former Principal at BC Partners Credit, leading its cannabis practice » Former private equity investor, focusing on distressed industrial opportunities » MBA from Pennsylvania’s Wharton School of Business, BA from Yale University, and Fulbright Scholar » Former Founding Partner, CEO and CIO of Silver Spike Capital » 36 - year investment career in global special situations, distressed and emerging markets » Holds board positions at Papa & Barkley and WM Holding Company, LLC » Early entrepreneur and investor in cannabis operating businesses, including a CA - based and industry leading cannabis/CBD health & wellness brand » Leadership roles at JPMorgan, ING Barings, Bank of America Distressed (International), Caxton, Marathon and Taconic D INO C OLONNA President » Former Partner, Co - Head Credit of Silver Spike Capital » 22 - year career in traditional and alternative investment portfolios and investment banking across the global capital markets » Formerly Managing Partner at Madison Capital Advisors, a middle - market asset - backed lender in the cannabis, life sciences and tech sectors » Former ECM and derivatives investment banker at Barclays London » Former senior research analyst at Forest Investment Management, a global multi - strategy hedge fund 5 M ARTIN R ODGERS CFO » Senior Managing Director of Finance and Accounting of Chicago Atlantic Group » 15 - year career at First Eagle Alternative Credit, a $20B alternative credit manager, with responsibilities for fund accounting, performance measurement and enterprise risk management » Formerly with PwC in the UK » Positions at Goldman Sachs, Abbot Laboratories, and Jefferson Wells » BA (Accounting and Economics) from University of Stirling in Scotland, and member of Institute of Chartered Accountants of Scotland

About CHICAGO ATLANTIC 1. Assets under management represents total committed investor capital, total available leverage including undrawn capital, a nd capital invested by co - investors and managed by the firm, as of 12/31/2024 6 A private credit - focused investment firm founded in 2019 INCEPTION Capital under management: $1.9B 1 SIZE 85+ professionals, including over 30 investment professionals TEAM Seeking attractive returns, preservation of capital and income generation predominantly through investment opportunities that are overlooked or underserved by conventional capital sources INVESTMENT PRINCIPLES Chicago, Miami & New York LOCATIONS

CHICAGO ATLANTIC Advantage: Established R elationships with Deal S ources Over the past years, Chicago Atlantic has expanded existing and developed new deal sources, providing for a robust opportunity set. Limited Partners Club Deals/Other Lenders Deal Sources Intermediaries Direct Outreach Attorneys, Accountants 7

Core Strategy Chicago Atlantic focuses on senior - secured lending in the top of the capital structure to the lower middle - market and middle - market. The platform’s primary investment verticals include cannabis, growth and technology finance, loans to esoteric industries / asset - based loans, and liquidity solutions. INVESTMENT STRATEGY DIFFERENTIATORS x Seek above market returns and the preservation of capital x Take advantage of opportunities across industries that are created by complexity or the lack of investor focus x Invest and lend in underserved market niches x Focus on smaller deal sizes than most direct lenders that have targeted increasingly larger deals, creating an opportunity to target smaller deals with less competition x Ability to underwrite highly complex industries x Extensive origination network x Top of the capital structure lending is risk mitigating x Prioritize preservation of capital x Low correlation to other asset classes x Floating - rate loans with high interest rate floors 8

9 Pro Forma Portfolio Financial Highlights Year ended December 31, 2023 Year Ended December 31, 2024 Quarter Ended December 31, 2023 Quarter Ended December 31, 2024 $11.9 million $21.7 million $3.6 million $12.7 million G ROSS I NVESTMENT I NCOME $4.6 million $6.9 million $1.2 million $4.4 million E XPENSES E XCLUDING L OAN P ORTFOLIO A CQUISITION E XPENSES $7.3 million $14.8 million $2.4 million $8.3 million N ET I NVESTMENT I NCOME E XCLUDING L OAN P ORTFOLIO A CQUISITION E XPENSES $0.7 million $5.3 million $0.7 million $0.3 million L OAN P ORTFOLIO A CQUISITION E XPENSES $6.6 million $9.5 million $1.7 million $8.0 million N ET I NVESTMENT I NCOME $85.6 million $301.2 million $85.6 million $301.2 million N ET A SSETS AT E ND OF P ERIOD 6.2 million 10.3 million 6.2 million 22.8 million W EIGHTED A VERAGE S HARES O UTSTANDING 1 P ER S HARE D ATA : $1.18 $1.43 $0.39 $0.36 N ET I NVESTMENT I NCOME E XCLUDING L OAN P ORTFOLIO A CQUISITION E XPENSES $1.07 $0.91 $0.27 $0.35 N ET I NVESTMENT I NCOME $13.77 $13.20 $13.77 $13.20 N ET A SSET V ALUE AT E ND OF P ERIOD 9 1. The common shares issued and outstanding as of December 31, 2024 and December 31, 2023, were 22,820,386 and 6,214,941 resp ect ively

10 Pro Forma Portfolio A Differentiated Investment Portfolio Chicago Atlantic BDC Inc. Portfolio as of 12/31/24 (Audited) $301mm N ET A SSET V ALUE ( INCLUDING CASH ) $275mm I NVESTMENTS AT F AIR V ALUE 28 N UMBER OF P ORTFOLIO C OMPANIES 16.5% G ROSS W EIGHTED A VERAGE Y IELD OF D EBT I NVESTMENTS 1 80% F LOATING R ATE D EBT (% OF D EBT I NVESTMENTS F AIR V ALUE ) 99% F LOATING R ATE D EBT W / I NTEREST R ATE F LOOR (% OF F LOATING R ATE D EBT F AIR V ALUE ) 0% N ON - ACCRUALS AT C OST (%) $9mm (3% of Total Investments Fair Value) A VERAGE P OSITION S IZE 3% PIK I NTEREST (% OF T OTAL A NNUAL I NTEREST ) 2 P ORTFOLIO C OMPANIES K EY FINANCIAL AND C REDIT M ETRICS 3 $65mm R EVENUE (M EDIAN ) $12mm EBITDA (M EDIAN ) 4 1.5x S R . S ECURED N ET DEBT / EBITDA ( W EIGHTED A VERAGE ) 4 3.4x I NTEREST C OVERAGE (W EIGHTED A VERAGE ) 4 10 77% 23% Cannabis Non-Cannabis Non - Cannabis by Industry Portfolio Diversification 5 Based on data as of 12/31/24, unless otherwise noted. Weighted average amounts are weighted by the fair market value of each res pective investment. 1. Weighted Average Portfolio Yield on Debt Investments (“Portfolio Yield”) is the weighted average of the annualized yield f or each debt investment in the portfolio weighted by the fair value of each debt investment as of 12/31/24. The yield for each d ebt investment is calculated by dividing (a) the sum of ( i ) the stated annual cash interest rate of the debt investment as of 12/31/24, (ii) the stated annual payment - in - kind interest rate, if any, of the d ebt investment as of 12/31/24, (iii) the difference between the par value and the fair value of the debt investment, expresse d a s a percentage of the par value of the debt investment, and annualized based on the remaining term of the debt investment as of 12/31/24, and (iv) the exit fee of the debt investment, if any, expressed as a percentage of the par value of the debt investment and annualized based on the remaining term of the debt investment as of 12/ 31/24, by (b) the fair value of the debt investment, expressed as a percentage of the par value of the debt investment. The Portfolio Yield calculation does not reflect any prepayment penalties or early payoffs with respect to the debt investments. The Portfolio Yield is gross of expenses and excludes cash and equity hol di ngs. The Portfolio Yield would be lower if the calculation reflected expenses and cash holdings. The Portfolio Yield does not represent actual investment returns to the Company’s stockholders an d t he Company may not actually realize the foregoing yield of any specific debt investment, including if the remaining term of t he debt investment is less than a year. 2. Represents the percentage of total annual interest expected to be received in kind instead of in cash. 3. Amounts were derived from the portfolio company fin ancial statements used in connection with determining the investment valuations as of 12/31/24, have not been independently v eri fied by the Company, and may reflect a normalized or adjusted amount. Accordingly, the Company makes no representation or warranty in respect of this information. 4. Excluded from the dat a i s information in respect of portfolio companies with negative or de minimis EBITDA, or where EBITDA may not be the appropriat e m easure of credit risk. 5. Calculated as a percentage of the total fair value of the Company’s investment portfolio (excluding cash and cash equivalents). Industries follow NAICS categorizatio ns. 49.0% 23.0% 16.0% 5.0% 4.0% 3.0% Finance and Insurance Information Public Administration Retail Trade Health Care and Social Assistance Real Estate and Rental and Leasing

11 $100 Million Secured Credit Facility a Catalyst for Growth B ENEFITS O VERVIEW » Capital Growth: • The Credit Facility provides us with additional capital, allowing us to expand our portfolio and invest in promising opportunities » Attractive Pricing: • The cost of the Credit Facility is competitive at SOFR + 3.00%, considering the current SOFR rate of 4.35%. This translates to an approximate 7.85% all - in rate, including the annual origination fee. » Improved Returns: • Leveraging the Credit Facility allows us to capitalize on the spread between our gross weighted - average yield of Company debt investments (approximately 16.5%) 1 and the cost of the facility, ultimately boosting Return on Equity (ROE) and dividend potential. » Conservative Leverage: • Even at full draw, the Credit Facility maintains a conservative leverage ratio of 0.30x equity. This is significantly lower than other listed BDCs, which typically have leverage ratios exceeding 1.00x. » Facility Amount: $100,000,000 » Commitment Period: 2 years » Final Maturity Date: March 31, 2028 » Pricing: SOFR + 3.00% Floor of 6.00% » Origination Fee: 0.50% per annum » Unused Fee: 0.50% per annum on undrawn portion of the facility » Prepayment Penalty: None » Collateral: Investment assets and related property ▪ 1. As of 12/31/24; see page 10 for information regarding the calculation of Gross Weighted Average portfolio Yield on Debt investments (“Portfolio Yield”).

The Cannabis Landscape in the U.S. Where Chicago Atlantic Sees Timely Opportunities THE CANNABIS INDUSTRY PRESENTS A UNIQUE OPPORTUNITY TO GENERATE ALPHA AND OUTSIZED RISK - ADJUSTED RETURNS LACK OF TRADITIONAL FINANCING Banks generally don’t lend to companies in the cannabis industry, allowing higher interest rates, attractive collateral, and lender - friendly covenants. LOW CORRELATIONS TO TRADITIONAL MARKETS The medical cannabis market behaves like the pharmaceutical market, and the recreational cannabis market behaves like the tobacco and alcohol markets, both exhibiting low correlations with traditional markets. HIGH BARRIERS TO ENTRY Each state has unique investment characteristics, supply and demand dynamics, and legal frameworks, requiring sophisticated understanding of the industry and strong underwriting expertise. FOCUS ON LIMITED LICENSE STATES Limited license states have limited competition, lucrative license values, high wholesale prices, and less black - market presence. 12

The Cannabis Landscape in the U.S. 2019 2024 1. https://mjb of - us - izdaily.com/map - marijuana - legalization - by - state/ . 2. Statista 3. MJBiz Factbook 2024 x Legal in 41 states and the District of Columbia 1 x Medical use only: 17 states x Recreational/Medical use: 24 states & District of Columbia x Industry revenue estimated at $32B in 2024 3 Legalized recreational and medical use Legalized medical use only No regulated use x Legal in 35 states and the District of Columbia 1 x Medical use only: 25 states x Recreational/Medical use: 10 states & District of Columbia x Industry revenue at $19.3B 2 13

» Assuming the cannabis market enterprise value at 1x revenue, and a 35% debt to 65% equity capital structure, 5 the current value of the U.S. cannabis debt market can be estimated to be $12B . » With the Chicago Atlantic platform’s closed cannabis loans to date of $2.3B, Chicago Atlantic estimates that it represents approximately 20% of the current U.S. cannabis debt market . » With the projected industry size of $58B in retail sales by 2030 , and assuming Chicago Atlantic maintains its current debt market share of 20%, the opportunity for the Chicago Atlantic platform could grow to nearly $4B . The Cannabis Industry Size of Opportunity and Growth 1. MJBiz Factbook 2024 2. LSTA US Leveraged Loan Index, Yield to Maturity as of 12/31/24. 3. ICE BoA US High Yield Index Effective Yield as of 12/31/24. 4. As of 12/31/24; see page 10 for information regarding the calculation of Weighted Average Portfolio Yield on De bt Investments (“Portfolio Yield”). 5. S&P Capital IQ and Company Filings of the 20 largest cannabis companies (ranked by market capitalization); equit y a nd debt figures are as of 12/31/23. 14 Chicago Atlantic BDC, Inc. Offers a Significant Premium to Traditional Leveraged Finance 8.8% 7.3% 16.5% US Leveraged Loan Yield Index US High Yield Index Wtd. Average Portfolio Yield on Debt Investments 2 3 4 $20.7 $24.3 $28.5 $32.0 $37.8 $40.5 $43.6 $11.4 $12.0 $12.3 $12.6 $13.2 $13.7 $14.4 2024 2025 2026 2027 2028 2029 2030 Adult-Use Sales Medical Sales $32.1B $36.3B $40.8B $45.5B $51.0B $54.2B $58.0B The U.S. cannabis industry is estimated to be $32B in top - line retail revenue in 2024 and is projected to grow to $58B by 2030 1 :

Target Borrowers Investment Sub - Strategies L IQUIDITY S OLUTIONS E SOTERIC & A SSET - B ASED L ENDING G ROWTH & T ECHNOLOGY C ANNABIS L ENDING » Financing is typically event driven » Companies that are pursuing a merger, acquisition, refinancing, dividend recap, or other strategic liquidity need » Companies that are showing strong cash flow performance with low leverage profiles » Companies that have multiple areas of value and liquidity in addition to the underlying business » Low debt to enterprise value » Industry agnostic » Structured credit and asset - based loans, receivables pools, and equipment » Companies that are showing strong cash flow performance with low leverage profiles, but the industries carry regulatory, reputational or other risks » Transactions tend to be attractively priced and have better than normal covenants and amortization due to complexity of the industry or situation » Low debt to asset values and/or enterprise values » Industry leaders and disruptive companies experiencing strong growth » Companies that have raised significant equity capital validating market value » Industry focus typically includes software, hardware, E - commerce and direct to consumer » Liquidity covenants that ensure such company has adequate cash runway » Low debt to enterprise value » Profitable or demonstrated path to near term profitability » Growth or EBITDA positive entities » Companies that require capital but do not want to dilute their equity » Companies that are showing strong cash flow performance with low leverage profiles » Transactions tend to be attractively priced and have better than normal covenants and amortization due to complexity of the industry » Low debt to enterprise value 15 Although we focus on investments in the cannabis industry, sub - strategies of our principal investment strategy may also consist of growth and technology companies, esoteric and asset - based lending opportunities, and companies in need of liquidity solutions. We are not required to have a minimum investment in any of these sub - strategies

Driven by proprietary deal sourcing ▪ Continued cannabis legalization at the state level creates a new influx of opportunities ▪ Increase in M&A activity in both cannabis and non - cannabis verticals requires additional debt financing ▪ Robust set of profitable companies and refinancing opportunities across industries ▪ Continued pull back of banks in the lower middle market and middle market creating a longer - term opportunity in non - cannabis companies 1. As of December 31, 2024, includes potential syndications, and represents origination opportunities across the Chicago Atla nti c platform. Loan Origination Pipeline Over 1,000 Qualified Deals Sourced and Reviewed Total current active pipeline of ~$644mm across 39 potential borrowers 1 Robust opportunity set across the current active pipeline: 1 - cannabis (~77%) - non - cannabis (~23%) 16

Schedule of Investments Appendix

Schedule of Investments (as of December 31, 2024) 18 % of Investment Value Investment Value PIK Rate Cash Spread/Coupon Prime/SOFR Floor Floating Reference Rate Fixed vs. Floating Maturity Date Security Type Portfolio Company 3.60% 9,873,161 2.00% P + 6.00% 7.00% Prime Floating 6/30/2025 Delayed Draw Term Loan Portfolio Company 1 0.50% 1,461,687 - P + 5.75% 8.50% Prime Floating 2/28/2025 Delayed Draw Term Loan Portfolio Company 2 1.20% 3,307,500 - 12.75% n/a Fixed Fixed 7/16/2029 Senior Secured Note Portfolio Company 3 1.20% 3,275,125 - S + 7.50% 4.00% SOFR Floating 9/22/2025 Term Loan Portfolio Company 4 1.50% 4,252,500 - 8.00% n/a Fixed Fixed 12/15/2026 Senior Secured Note Portfolio Company 5 1.80% 4,975,000 - P + 6.50% 8.00% Prime Floating 8/15/2027 Delayed Draw Term Loan Portfolio Company 6 11.50% 31,745,000 - P + 8.75% 7.50% Prime Floating 5/3/2026 Delayed Draw Term Loan Portfolio Company 7 5.10% 14,157,000 - P + 7.75% 8.50% Prime Floating 12/31/2026 Delayed Draw Term Loan Portfolio Company 8 4.50% 12,363,695 5.00% 11.00% n/a Fixed Fixed 12/31/2025 Delayed Draw Term Loan Portfolio Company 9 1.20% 3,290,000 - 15.00% n/a Fixed Fixed 6/6/2026 Term Loan Portfolio Company 10 0.10% 156,310 - S + 9.85% 1.50% SOFR Floating 12/17/2025 Term Loan Portfolio Company 11 0.50% 1,454,867 - S + 9.85% 1.50% SOFR Floating 1/6/2027 Term Loan Portfolio Company 11 1.00% 2,875,000 - P + 8.5% 8.50% Prime Floating 12/3/2027 Term Loan Portfolio Company 12 0.80% 2,200,000 - P + 7.25% - Prime Floating 5/31/2026 Term Loan Portfolio Company 13 5.40% 14,816,833 - P + 6.50% 8.50% Prime Floating 3/28/2027 Term Loan Portfolio Company 14 1.80% 5,068,694 - P + 7.50% 8.00% Prime Floating 3/31/2026 Term Loan Portfolio Company 15 1.60% 4,396,041 2.00% 11.00% - Fixed Fixed 11/28/2025 Delayed Draw Term Loan Portfolio Company 16 1.20% 3,406,861 3.00% P + 1.75% 8.50% Prime Floating 11/1/2026 Term Loan Portfolio Company 17 0.70% 1,863,639 3.00% P + 1.75% 8.50% Prime Floating 11/1/2026 Incremental Term Loan Portfolio Company 17 1.10% 3,130,482 3.50% P + 7.50% 5.00% Prime Floating 8/4/2025 Delayed Draw Term Loan Portfolio Company 18 8.00% 22,000,000 - 15.00% n/a Fixed Fixed 10/2/2028 Senior Secured Note Portfolio Company 19 2.40% 6,500,000 - P + 10.00% 8.50% Prime Floating 11/1/2025 Term Loan Portfolio Company 20 14.70% 40,385,347 1.00% P + 8.50% 4.00% Prime Floating 5/26/2027 Term Loan Portfolio Company 21 1.00% 2,882,158 2.00% P + 7.00% 7.00% Prime Floating 7/29/2026 Delayed Draw Term Loan Portfolio Company 22 1.00% 2,796,946 8.00% P + 4.75% 3.50% Prime Floating 3/31/2025 Delayed Draw Term Loan Portfolio Company 23 1.10% 2,984,124 3.00% P + 4% 8.00% Prime Floating 11/4/2028 Term Loan Portfolio Company 24 0.00% - n/a n/a n/a n/a n/a n/a Warrants Portfolio Company 24 19.10% 52,027,209 - P + 6.50% 6.25% Prime Floating 10/30/2026 Term Loan Portfolio Company 25 1.90% 5,096,192 5.00% 13.80% n/a Fixed Fixed 11/29/2027 Series A Senior Note Portfolio Company 26 0.50% 1,452,099 6.00% 6.00% n/a Fixed Fixed 5/31/2029 Term Loan Portfolio Company 27 0.20% 500,000 n/a n/a n/a n/a n/a n/a A - 1 Preferred Portfolio Company 27 0.00% 134,000 n/a n/a n/a n/a n/a n/a A - 4 Warrants Portfolio Company 27 0.00% 91,000 n/a n/a n/a n/a n/a n/a A - 3 Warrants Portfolio Company 27 3.80% 10,322,928 - S + 7.75% 4.00% SOFR Floating 9/18/2026 Term Loan Portfolio Company 28 100% 275,241,398 Total The weighted average annual cash interest rate for the portfolio as of 12/31/2024 is 14.4%